UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 28, 2005
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


     Delaware               0-16668                          22-2866913
 ---------------          -----------                        -------------
 (State or other          (Commission                        (IRS Employer
 jurisdiction of            File No.)                     Identification No.)
 incorporation)

                  838 Market Street, Wilmington, Delaware 19899
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (302) 792-6000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01. Entry Into A Material Definitive Agreement

         At the 2005 Annual Meeting of Stockholders held on April 28, 2005, the stockholders of WSFS Financial Corporation (the "Company") approved the WSFS Financial Corporation 2005 Incentive Plan (the "Incentive Plan"). A description of the material terms of the 2005 Incentive Plan was included in the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-16668) as filed with the Securities and Exchange Commission on March 24, 2005. A total of 400,000 shares of the Company's common stock are reserved and available for issuance pursuant to awards granted under the Incentive Plan.
         The Incentive Plan is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit        Description
-------        -----------

99.1 WSFS Financial Corporation 2005 Incentive Plan (incorporated herein by reference to Appendix A of the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-16668) filed with the Securities and Exchange Commission on March 24, 2005)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WSFS FINANCIAL CORPORATION


Date:  May 3, 2005                    By:     Stephen A. Fowle
                                              ----------------------------------
                                              Stephen A. Fowle
                                              Executive Vice President and Chief
                                              Financial Officer